                      AMENDMENT TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 1st day of August, 1998, by and among MFS Variable Insurance Trust, First Allmerica Financial Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree that the following provisions amended to reflect the following:

         1. Schedule A is deleted in its entirety and replaced with the Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on May 1, 2002.

                                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY By its authorized officer and not individually,

                                By:
                                   ---------------------------------------------
                                   Mark A. Hug
                                   President


                                MFS VARIABLE INSURANCE TRUST,
                                on behalf of the Portfolios
                                By its authorized officer and not individually,

                                By:
                                   ---------------------------------------------
                                   James R. Bordewick, Jr.
                                   Assistant Secretary

                                MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                By its authorized officer,

                                By:
                                  ---------------------------------------------
                                  Jeffrey L. Shames
                                  Chairman and Chief Executive Officer

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                                   SCHEDULE A

                                   May 1, 2002

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

                                                         POLICIES FUNDED BY
                   SEPARATE ACCOUNT                       SEPARATE ACCOUNT     PORTFOLIOS APPLICABLE TO POLICIES
                   ----------------                      ------------------    ---------------------------------
               FR1 Separate Account of                      Variable Life      MFS(R) Utilities Series
   First Allmerica Financial Life Insurance Company
               Exempt From Registration

               FQ1 Separate Account of                      Variable Life      MFS(R) Growth with Income Series
   First Allmerica Financial Life Insurance Company                            MFS(R) Utilities Series
               Exempt From Registration

               Separate Account IMO of                      Variable Life      MFS(R) Mid Cap Growth Series (Service Class)
   First Allmerica Financial Life Insurance Company                            MFS(R) New Discovery Series (Service Class)
                1933 Act #: 333-64162                                          MFS(R) Total Return Series (Service Class)
                1940 Act #: 811-10433                                          MFS(R) Utilities Series (Service Class)

               Separate Account SPVL of                     Variable Life      MFS(R) Mid Cap Growth Series (Service Class)
   First Allmerica Financial Life Insurance Company                            MFS(R) New Discovery Series (Service Class)
            1933 Act #: (to be determined)                                     MFS(R) Total Return Series (Service Class)
                1940 Act #: 811-10133                                          MFS(R) Utilities Series (Service Class)

               Separate Account VA-K of                     Variable Annuity   MFS(R) Mid Cap Growth Series (Service Class)
   First Allmerica Financial Life Insurance Company                            MFS(R) New Discovery Series (Service Class)
     1933 Act #'s: 33-71052, 333-81859, 333-38276                              MFS(R) Total Return Series (Service Class)
                 1940 Act #: 811-8114                                          MFS(R) Utilities Series (Service Class)

         Allmerica Select Separate Account of               Variable Annuity   MFS(R) Mid Cap Growth Series (Service Class)
   First Allmerica Financial Life Insurance Company                            MFS(R) New Discovery Series (Service Class)
     1933 Act #'s: 33-71058, 333-63087, 333-54070                              MFS(R) Total Return Series (Service Class)
                 1940 Act #: 811-8116                                          MFS(R) Utilities Series (Service Class)

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